POWER OF ATTORNEY

	Know all by these presents,
that the undersigned hereby
constitutes and appoints
each of Douglas H. Miller,
Stephen F. Smith and William
L. Boeing, or any of them
signing singly, and with full
power of substitution,
the undersigned's true and
lawful attorney in fact to:

(1)	prepare, execute in
the undersigneds name and on
the undersigneds behalf, and
submit to the U.S. Securities
and Exchange Commission
(the SEC) a Form ID,
including amendments thereto,
and any other documents necessary
or appropriate to obtain codes
and passwords enabling the
undersigned to make electronic
filings with the SEC of reports
required by Section 16(a) of
the Securities Exchange Act
of 1934 or any rule or
regulation of the SEC;

(2)	execute for and on
behalf of the undersigned,
in the undersigned's capacity
as an officer and/or director
of EXCO Resources, Inc.
(the Company), Forms 3, 4,
and 5 in accordance with
Section 16(a) of the Securities
Exchange Act of 1934 and the
rules thereunder;

(3)	do and perform any and
all acts for and on behalf of
the undersigned which may be
necessary or desirable to
complete and execute any such
Form 3, 4, or 5, complete and
execute any amendment or
amendments thereto, and timely
file such form with the SEC
and any stock exchange or
similar authority; and

(4)	take any other action
of any type whatsoever in
connection with the foregoing
which, in the opinion of such
attorney in fact, may be of
benefit to, in the best interest
of, or legally required by,
the undersigned, it being
understood that the documents
executed by such attorney in
fact on behalf of the
undersigned pursuant to this
Power of Attorney shall be
in such form and shall
contain such terms and
conditions as such attorney
in fact may approve in such
attorney in fact's discretion.

	The undersigned hereby
grants to each such attorney
in fact full power and
authority to do and perform
any and every act and thing
whatsoever requisite,
necessary, or proper to be
done in the exercise of any
of the rights and powers
herein granted, as fully
to all intents and purposes
as the undersigned might or
could do if personally present,
with full power of
substitution or revocation,
hereby ratifying and
confirming all that such
attorney in fact, or such
attorney in fact's substitute
or substitutes, shall
lawfully do or cause to be
done by virtue of this power
of attorney and the rights
and powers herein granted.
The undersigned acknowledges
that the foregoing attorneys
in fact, in serving in such
capacity at the request of
the undersigned, are not
assuming, nor is the Company
assuming, any of the
undersigned's responsibilities
to comply with Section 16 of
the Securities Exchange Act
of 1934.

	This Power of Attorney
shall remain in full force
and effect until the undersigned
is no longer required to file
Forms 3, 4, and 5 with respect
to the undersigned's holdings
of and transactions in
securities issued by the
Company, unless earlier
revoked by the undersigned
in a signed writing
delivered to the foregoing
attorneys in fact.

	IN WITNESS WHEREOF,
the undersigned has caused
this Power of Attorney to
be executed as of this 3rd
day of July, 2007.


		/s/ Jeffrey Benjamin
			Signature


		Jeffrey Benjamin
			Print Name